Trade and other payables	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Payables	Trade and other payables

	$ million
	Dec 31, 2022		Dec 31, 2021
	Current	Non-current	Current	Non-current
Trade payables	42,632	—	34,136	—
Other payables [A]	10,059	3,148	9,617	1,675
Sales taxes, excise duties and similar levies	3,270	—	3,522	—
Amounts due to joint ventures and associates	8,441	31	4,793	36
Accruals and deferred income	14,955	253	11,105	364
Total	79,357	3,432	63,173	2,075
[A]Includes obligations under environmental compliance schemes of $4,710 million as at December 31, 2022 (2021: $4,016 million). (See Note 5).
The fair value of financial liabilities included above approximates the carrying amount and was determined from predominantly unobservable inputs.
Other payables include amounts due to joint arrangement partners and in respect of other project-related items.
Information about offsetting, collateral and liquidity risk is presented in Note 25.